                                 EXHIBIT 10.26

       THE SECURITIES ACQUIRED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES OR TO U.S. PERSONS UNLESS THE SECURITIES ARE REGISTERED UNDER SUCH ACT OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.


                                 ATLAS SUBSCRIPTION AGREEMENT
                                 ----------------------------


A completed and originally executed copy of this Subscription Agreement along with the Subscription Funds must be delivered by no later than 12:00 noon two days before the Closing to Goepel Shields & Partners Inc. at either of the following addresses:

Goepel Shields & Partners Inc.    Goepel Shields & Partners Inc.
16th Floor, 150 York Street               P.O. Box 10111
Toronto, Ontario                    Suite 1100 Pacific Centre
M5H 3S5                              701 West Georgia Street
                                   Vancouver, British Columbia
Attention:  Michael Holmes                   V7Y 1C6
Telephone:  (416) 360-7196
Fax:    (416) 594-1008              Attention:  Carol Chernov
                                    Telephone:  (604) 661-1762
                                      Fax:    (604) 684-0475
================================================================



TO:    Dakota Mining Corporation

AND TO:   Goepel Shields & Partners Inc.



  Subscription.  THE UNDERSIGNED (THE "PURCHASER") HEREBY TENDERS TO DAKOTA
  ------------
MINING CORPORATION (THE "COMPANY") THIS SUBSCRIPTION OFFER WHICH, UPON ACCEPTANCE BY THE COMPANY, WILL CONSTITUTE AN AGREEMENT (THE "SUBSCRIPTION AGREEMENT") OF THE PURCHASER TO SUBSCRIBE FOR, TAKE UP, PURCHASE AND PAY FOR, AND, ON THE PART OF THE COMPANY, TO ISSUE AND SELL TO THE PURCHASER, THE NUMBER OF SPECIAL WARRANTS OF THE COMPANY SET OUT ON PAGE 20 HEREOF (THE "PURCHASER'S SPECIAL WARRANTS") AT THE PRICE (THE "PURCHASE PRICE") OF U.S. $1.24 PER SPECIAL WARRANT , ALL ON THE TERMS AND SUBJECT TO THE CONDITIONS SET FORTH IN THIS SUBSCRIPTION AGREEMENT.

  Private Placement.  THE PURCHASER ACKNOWLEDGES THAT THE PURCHASER'S SPECIAL
  -----------------
WARRANTS WILL BE ISSUED IN CONNECTION WITH THE CREATION, ISSUE AND SALE IN TRANCHES, FROM TIME TO TIME, OF A MINIMUM OF 4,838,710 AND A MAXIMUM OF 6,451,613 SPECIAL WARRANTS OF THE COMPANY TO BE CREATED IN TWO SERIES AND TO BE SOLD BY THE COMPANY BY PRIVATE PLACEMENT PURSUANT TO AN AGREEMENT (THE "AGENCY AGREEMENT") DATED AS OF FEBRUARY 10, 1995 BETWEEN THE COMPANY AND GOEPEL SHIELDS & PARTNERS INC. (THE "AGENT") AND THAT THE DEFINITIVE TERMS AND CONDITIONS OF THE SPECIAL WARRANTS WILL BE SET FORTH IN THE SPECIAL WARRANT INDENTURE REFERRED TO IN SECTION 4 BELOW.


  Certain Definitions.  AS USED IN THIS SUBSCRIPTION AGREEMENT, UNLESS THE
  -------------------
CONTEXT OTHERWISE REQUIRES:


          "APPLICABLE CLOSING DATE" has the meaning attributed to such term in
           -----------------------
                    section 5 hereto;

          "APPROVAL DATE" means the day on which Shareholder Approval is
           -------------
                    received;

          "BUSINESS DAY" means a day which is not a Saturday, a Sunday or a
           ------------
                    statutory holiday in the Provinces of British Columbia or Ontario;

          "CLOSING" means the completion of the issue and sale by the Company
           -------
                    and the purchase by the Purchasers of any tranche of Special Warrants pursuant to the Agency Agreement and the Subscription Agreements on any Applicable Closing Date;

          "CLOSING TIME" means 7:30 a.m. (Vancouver time) on  any Applicable
           ------------
                    Closing Date as the Company and the  Agent may agree;

          "COMMON SHARES" means common shares without par value in the capital
           -------------
                    of the Company;

          "FINAL PROSPECTUS" means a final prospectus of the Company relating to
           ----------------
                    the distribution of the Underlying Shares and, unless the context otherwise requires, includes any amendment or supplement thereto;

          "FIRST EXPIRY TIME" means 4:30 p.m. (Vancouver time) on the earlier of
           -----------------
                    (i) the sixth business day after the Qualification Date and
                    (ii) June 30, 1995;

          "INITIAL CLOSING DATE" means March 9, 1995 or such other date as the
           --------------------
                    Company and the Agent may agree pursuant to the Agency Agreement on which date the first tranche of Special Warrants, which may be comprised of Series A Special

                    Warrants only or Series A Special Warrants and Series B Special Warrants, may be issued and sold to Purchasers;

          "1993 ANNUAL REPORT" means the 1993 Annual Report of the Company
           ------------------
                    mailed to its shareholders, including the consolidated financial statements of the Company, the notes thereto and the auditors report thereon included therein;

          "1994 PROSPECTUS" means the prospectus of the Company dated June 21,
           ---------------
                    1994 qualifying the distribution of 6,000,000 Common Shares on exercise of 6,000,000 previously distributed Special Warrants;

          "PRELIMINARY PROSPECTUS" means a preliminary prospectus of the Company
           ----------------------
                    relating to the distribution of the Underlying Shares and, unless the context otherwise requires, includes any amendment or supplement thereto;

          "PROSPECTUSES" means the Preliminary Prospectus and the Final
           ------------
                    Prospectus;

          "QUALIFICATION DATE" means the day on which a receipt is issued for
           ------------------
                    the Final Prospectus by the last of the Securities Commissions to issue a receipt for the Final Prospectus;

          "QUALIFYING JURISDICTIONS" means the Provinces of British Columbia and
           ------------------------
                    Ontario and such other provinces of Canada in which any of the Purchasers who enter into Subscription Agreements prior to any Closing are resident;

          "REDEMPTION DATE" means July 31, 1995;
           ---------------

          "REGULATION D" means Regulation D adopted by the SEC pursuant to the
           ------------
                    U.S Securities Act;

          "REGULATION S" means Regulation S adopted by the SEC pursuant to the
           ------------
                    U.S Securities Act;

          "SEC" means the United States Securities and Exchange Commission;
           ---

          "SECOND EXPIRY TIME" means 4:30 p.m. (Vancouver time) on the earlier
           ------------------
                    of (i) the sixth business day after the Qualification Date and (ii) the Redemption Date;

          "SECURITIES COMMISSIONS" means, collectively, the securities
           ----------------------
                    commission or other securities regulatory authority in each of the Qualifying Jurisdictions;

          "SERIES A SPECIAL WARRANTS" means the first series of Special Warrants
           -------------------------
                    created and authorized for issuance under the Special Warrant Indenture which series may comprise of no more than 5,340,027 Special Warrants;

          "SERIES B SPECIAL WARRANTS" means the second series of Special
           -------------------------
                    Warrants created and authorized for issuance under the Special Warrant Indenture which series may comprise of no more than 1,111,586 Special Warrants;

          "SHAREHOLDER APPROVAL" has the meaning set out in section 4(e) hereof;
           --------------------

          "SPECIAL WARRANTS" means up to 6,451,613 Special Warrants comprised of
           ----------------
                    Series A Special Warrants and Series B Special Warrants of the Company to be created and issued pursuant to the Special Warrant Indenture and to be sold by the Company pursuant to the Agency Agreement;

          "SPECIAL WARRANT INDENTURE" has the meaning attributed thereto in
           -------------------------
                    section 4 hereof;

          "STOCK EXCHANGES" means The Toronto Stock Exchange and the American
           ---------------
                    Stock Exchange;

          "SUBSCRIPTION AGREEMENTS" means the subscription agreements or
           -----------------------
                    purchase agreements, including this Subscription Agreement, to be entered into between the Purchasers and the Company in respect of the purchase and sale of the Special Warrants;

          "SUBSEQUENT CLOSING DATES" means the dates after the Initial Closing
           ------------------------
                    Date on which the closing of the purchase and sale of any tranches of Special Warrants shall take place as determined by the Agent on two business days' notice to the Company and, in no event, shall such dates be later than March 22, 1995;

          "TRUSTEE" means  Montreal Trust Company of Canada, as trustee under
           -------
                    the Special Warrant Indenture;

          "UNDERLYING SHARES" means the Common Shares from time to time issuable
           -----------------
                    upon the exercise or deemed exercise of the Special
                    Warrants;

          "UNITED STATES" means the United States of America, its territories
           -------------
                    and possessions, any state of the United States and the District of Columbia;

          "U.S. PERSON" and "U.S. PERSON" have the meaning given to such terms
           -----------       -----------
                    in Regulation S; and

          "U.S. SECURITIES ACT" means the United States Securities Act of 1933,
           -------------------
                    as amended.

  Special Warrants - Series.  THE PURCHASER UNDERSTANDS AND ACKNOWLEDGES THAT
  -------------------------
THE SPECIAL WARRANTS WILL BE CREATED AND ISSUED IN TWO SERIES, THE FIRST SUCH SERIES TO BE COMPRISED OF NOT MORE THAN 5,340,027 SPECIAL WARRANTS AND TO BE DESIGNATED THE "SERIES A SPECIAL WARRANTS", AND THE SECOND SUCH SERIES TO BE COMPRISED OF NOT MORE THAN 1,111,586 SPECIAL WARRANTS AND TO BE DESIGNATED THE "SERIES B SPECIAL WARRANTS". THE SPECIAL WARRANTS MAY BE ISSUED IN TRANCHES OF ANY NUMBER OF SPECIAL WARRANTS PROVIDED THAT NO SERIES B SPECIAL WARRANTS SHALL BE ISSUED UNTIL ALL SERIES A SPECIAL WARRANTS HAVE BEEN ISSUED AND PROVIDED FURTHER THAT THE AGGREGATE NUMBER OF SERIES A SPECIAL WARRANTS AND SERIES B SPECIAL WARRANTS TOGETHER SHALL NOT EXCEED 6,451,613. THE PURCHASER FURTHER UNDERSTANDS AND ACKNOWLEDGES THAT ALL SPECIAL WARRANTS WILL BE ISSUED UNDER AND GOVERNED BY A SPECIAL WARRANT INDENTURE (THE "SPECIAL WARRANT INDENTURE") TO BE DATED AS OF THE INITIAL CLOSING DATE AND MADE BETWEEN THE COMPANY AND THE TRUSTEE, AS TRUSTEE THEREUNDER, AND TO CONTAIN PROVISIONS TO THE FOLLOWING
EFFECT:


          RIGHT TO COMMON SHARES.  Each Special Warrant will entitle the holder
          ----------------------
                    thereof, upon the exercise or deemed exercise thereof and without payment of any additional consideration, to be issued one Common Share.

          EXERCISE.  Each holder of:
          --------

             Series A Special Warrants will be entitled to exercise his Series A
                              Special Warrants during the period commencing on the Applicable Closing Date and ending at the First Expiry Time; and

             Series B Special Warrants will be entitled to exercise his Series B
                              Special Warrants during the period commencing on the Approval Date and ending at the Second Expiry Time.

          DEEMED EXERCISE.   If:
          ---------------

             any Series A Special  Warrants have not been exercised prior to the
                              First Expiry Time such Series A Special Warrants will be deemed to have been exercised immediately prior to the First Expiry Time;

             the Approval Date occurs on or before June 30, 1995, any Series B
                              Special Warrants not exercised prior to the First Expiry Time will be deemed to have been exercised immediately prior to the First Expiry Time; and

             the Approval Date occurs after June 30, 1995, any Series B Special
                              Warrants not exercised prior to the Second Expiry Time will be deemed to have been exercised immediately prior to the Second Expiry Time;

            (without any further action on the part of the holder thereof or the Company) whether or not the Qualification Date has occurred and subject to applicable securities laws.

          QUALIFICATION OF UNDERLYING SHARES.  The Company will, as soon as
          ----------------------------------
                    practicable after the Initial Closing Date, file a Preliminary Prospectus with and thereafter use its reasonable best efforts to expeditiously obtain before June 30, 1995 receipts for a Final Prospectus from, the Securities Commissions in the Qualifying Jurisdictions to qualify the distribution of the Underlying Shares to Purchasers.

          SHAREHOLDER APPROVAL.  If any Series B Special Warrants are issued to
          --------------------
                    Purchasers, the Company will call a special meeting of its shareholders and use its reasonable best efforts to obtain the approval ("Shareholder Approval") of a majority of such shareholders for the issuance of at least the number of Underlying Shares relating to the Series B Special Warrants so issued.

          NOTICES.  Upon the occurrence of:
          -------

             the Qualification Date the Company will forthwith, and in any event not later than the second business day thereafter, give written notice thereof to the Trustee and to the holders of Special Warrants;

             the Approval Date the Company will forthwith, and in any event not later than the second business day thereafter, give written notice thereof to the Trustee and to holders of Series B Special Warrants.

          OTHER PROVISIONS.  The provisions of the Special Warrant Indenture and
          ----------------
                    the attributes and characteristics of the Special Warrants provided for therein shall be substantially as described herein, with such changes as the Agent, the Purchaser and the Company may agree to, and otherwise the Special Warrant Indenture shall be in such form and contain such terms and provisions as are satisfactory to the Company and the Agent, acting reasonably.

  Payment and Delivery.  THE AGENT SHALL GIVE TWO DAYS' WRITTEN NOTICE OF THE
  --------------------
DATE (THE "APPLICABLE CLOSING DATE") ON WHICH THE PURCHASE AND SALE OF THE SPECIAL WARRANTS TO BE PURCHASED BY THE PURCHASER SHALL OCCUR, WHICH DATE SHALL BE EITHER THE INITIAL CLOSING DATE OR A SUBSEQUENT CLOSING DATE. PRIOR TO 4:00 P.M. ON THE DAY BEFORE THE APPLICABLE CLOSING DATE THE PURCHASER WILL DELIVER TO THE AGENT AT EITHER OF ITS ADDRESSES SET FORTH ON PAGE 1 (OR TO SUCH OTHER PERSON OR AT SUCH OTHER ADDRESS AS THE AGENT MAY DIRECT BY NOTICE TO THE PURCHASER), A CERTIFIED CHEQUE OR BANK DRAFT MADE PAYABLE ON OR BEFORE THE APPLICABLE CLOSING DATE TO OR TO THE ORDER OF "GOEPEL SHIELDS & PARTNERS INC."

IN AN AMOUNT EQUAL TO THE TOTAL PURCHASE PRICE FOR THE PURCHASER'S SPECIAL WARRANTS AS SET FORTH ON PAGE 20 HEREOF (THE "SUBSCRIPTION FUNDS") OR WILL MAKE SUCH OTHER ARRANGEMENTS FOR THE PAYMENT OF THE SUBSCRIPTION FUNDS AS MAY BE ACCEPTABLE TO THE AGENT. THE PURCHASER ACKNOWLEDGES AND AGREES THAT THIS OFFER, THE SUBSCRIPTION FUNDS AND ANY OTHER DOCUMENTS DELIVERED IN CONNECTION HEREWITH WILL BE HELD BY THE AGENT UNTIL SUCH TIME AS THE CONDITIONS REFERRED TO IN
SECTION 8 HEREOF ARE SATISFIED BY THE COMPANY OR WAIVED BY THE AGENT. UPON SUCH SATISFACTION OR WAIVER, AT THE CLOSING THE AGENT WILL, ON BEHALF OF THE PURCHASER, DELIVER THIS OFFER AND ANY OTHER DOCUMENTS REQUIRED TO BE DELIVERED IN CONNECTION HEREWITH TO THE COMPANY AND WILL PAY TO THE COMPANY THE SUBSCRIPTION FUNDS AND, SUBJECT TO SECTION 9 BELOW, THE COMPANY WILL THEREUPON ISSUE AND SELL THE PURCHASER'S SPECIAL WARRANTS TO THE PURCHASER AND CAUSE TO BE ISSUED AND DELIVERED TO OR UPON THE DIRECTION OF THE AGENT, FOR DELIVERY TO THE PURCHASER IN ACCORDANCE WITH ITS "DELIVERY INSTRUCTIONS" ON PAGE 20 HEREOF, A DEFINITIVE CERTIFICATE REPRESENTING THE PURCHASER'S SPECIAL WARRANTS REGISTERED IN THE NAME OF THE PURCHASER (OR IN SUCH OTHER NAME OR NAMES AS ARE SET FORTH UNDER "REGISTRATION INSTRUCTIONS" ON PAGE 20 HEREOF). THE PURCHASER ACKNOWLEDGES AND AGREES WITH AND FOR THE BENEFIT OF THE AGENT THAT, IN THE EVENT THAT THE PURCHASER FAILS TO MAKE PAYMENT OF THE SUBSCRIPTION FUNDS TO THE AGENT IN THE MANNER AND BY THE TIME STIPULATED ABOVE AND THE AGENT IN ITS DISCRETION ELECTS TO PAY THE SUBSCRIPTION FUNDS ON BEHALF OF THE PURCHASER TO THE COMPANY AT THE CLOSING, SUCH PAYMENT WILL CONSTITUTE A LOAN MADE BY THE AGENT TO THE PURCHASER AND, IN SUCH EVENT, THE PURCHASER AGREES TO REPAY SUCH LOAN TO THE AGENT BY DELIVERING TO THE AGENT (OR TO SUCH OTHER PERSON AS THE AGENT MAY DIRECT BY NOTICE TO THE PURCHASER), ON THE APPLICABLE CLOSING DATE, A CERTIFIED CHEQUE OR BANK DRAFT MADE PAYABLE ON THE APPLICABLE CLOSING DATE TO OR TO THE ORDER OF "GOEPEL SHIELDS & PARTNERS INC." IN AN AMOUNT EQUAL THE SUBSCRIPTION FUNDS OR BY MAKING SUCH OTHER ARRANGEMENTS FOR THE PAYMENT OF THE SUBSCRIPTION FUNDS AS MAY BE ACCEPTABLE TO THE AGENT, AGAINST DELIVERY TO THE PURCHASER IN ACCORDANCE WITH ITS "DELIVERY INSTRUCTIONS" ON PAGE 20 HEREOF OF THE CERTIFICATE REPRESENTING THE PURCHASER'S SPECIAL WARRANTS REFERRED TO ABOVE. IN THE EVENT THAT THIS OFFER IS NOT ACCEPTED BY THE COMPANY OR THE CONDITIONS REFERRED TO IN
SECTION 8 HEREOF ARE NOT SATISFIED BY THE COMPANY, OR WAIVED BY THE AGENT, WITHIN THE TIME THEREIN PROVIDED, THIS OFFER, THE SUBSCRIPTION FUNDS (IF PAID TO THE AGENT) AND ANY OTHER DOCUMENTS DELIVERED IN CONNECTION HEREWITH WILL BE RETURNED TO THE PURCHASER AT THE ADDRESS UNDER "NAME AND ADDRESS OF PURCHASER" SET FORTH ON PAGE 20 HEREOF.

  Series B Escrow.  THE PURCHASER ACKNOWLEDGES THAT IF ANY OF THE SPECIAL
  ---------------
WARRANTS TO BE PURCHASED BY HIM HEREUNDER ARE SERIES B SPECIAL WARRANTS, THE SUBSCRIPTION FUNDS FOR SUCH SERIES B SPECIAL WARRANTS TO BE PAID TO THE COMPANY AT THE CLOSING ON THE APPLICABLE CLOSING DATE, LESS THE AMOUNT OF THE FEE PAID UNDER THE AGENCY AGREEMENT TO THE AGENT AT THE CLOSING, WILL BE DEPOSITED IN ESCROW AND INVESTED BY THE TRUSTEE IN ACCORDANCE WITH THE TERMS OF THE SPECIAL WARRANT INDENTURE AND THAT THE SPECIAL WARRANT INDENTURE WILL CONTAIN PROVISIONS TO THE EFFECT THAT SUCH DEPOSITED FUNDS AND INTEREST EARNED THEREON (I) IF THE APPROVAL DATE OCCURS PRIOR TO THE REDEMPTION DATE, WILL BE RELEASED FROM ESCROW AND PAID BY THE TRUSTEE TO THE COMPANY AS SOON AS PRACTICABLE AFTER THE COMPANY DELIVERS A WRITTEN CERTIFICATE TO THE TRUSTEE TO THE EFFECT THAT THE APPROVAL DATE HAS SO OCCURRED OR (II) IF THE APPROVAL DATE HAS NOT OCCURRED PRIOR TO THE REDEMPTION DATE, THE TRUSTEE TO CANCEL ALL OUTSTANDING SERIES B SPECIAL WARRANTS AND WILL REPAY TO EACH HOLDER THEREOF THE TOTAL PURCHASE PRICE PAID BY SUCH HOLDER FOR THE THEN CANCELLED SERIES B SPECIAL WARRANTS PLUS SUCH HOLDER'S PROPORTIONATE SHARE OF THE INTEREST EARNED BY THE TRUSTEE ON THE FUNDS DEPOSITED IN ESCROW FOR THE APPLICABLE TRANCHE OF SERIES B SPECIAL WARRANTS PURCHASED BY SUCH HOLDER FROM THE APPLICABLE CLOSING DATE TO AND INCLUDING THE DAY IMMEDIATELY PRECEDING THE REDEMPTION DATE. THE SPECIAL WARRANT INDENTURE WILL ALSO CONTAIN PROVISIONS WHICH REQUIRE THE COMPANY, PROMPTLY UPON REQUEST OF THE TRUSTEE, TO PAY TO THE TRUSTEE SUCH ADDITIONAL AMOUNTS AS MAY BE NECESSARY IN ORDER TO MAKE ANY SUCH PAYMENTS TO HOLDERS OF SERIES B SPECIAL WARRANTS IN FULL.


  Representations and Warranties of Company.  THE COMPANY REPRESENTS AND
  -----------------------------------------
WARRANTS TO THE PURCHASER, AND ACKNOWLEDGES THAT THE PURCHASER WILL BE RELYING UPON SUCH REPRESENTATIONS AND WARRANTIES IN PURCHASING THE SPECIAL WARRANTS,
THAT:


          the Company has been duly amalgamated and organized and is validly existing and in good standing under the laws of its jurisdiction of incorporation, is duly qualified to carry on its business as it is presently carried on and is duly qualified and authorized to carry on business and is in good standing as a foreign corporation in each jurisdiction in which the character of its properties or the nature of its business makes such qualification or authorization necessary and has all requisite power and authority to carry on its business as it is now carried on and to own, lease and operate its properties and assets, and to execute and deliver this Subscription Agreement and the Special Warrant Indenture, to consummate the transactions contemplated hereby and thereby and to duly observe and perform all of its covenants and obligations herein and therein set forth;

          the Company has conducted and is conducting its business in compliance in all material respects with all applicable laws, rules, regulations and other lawful requirements which are applicable to it, and the Company is not aware of any legislation, regulation, rule or lawful requirements presently in force or proposed to be brought into force which the Company anticipates the Company will be unable to comply with without materially adversely affecting the financial condition, results of operations, business or prospects of the Company;

          the Company has no subsidiaries which are carrying on active business or which hold any material assets or have any material liabilities other than as described in the 1994 Prospectus;

          the Company is a reporting issuer for the purposes of and is not in default of any of the requirements relating thereto under the securities legislation of the Provinces of British Columbia and Ontario and is in compliance in all material respects with all United States federal and state securities regulatory filing requirements;

          the audited financial statements of the Company contained in the Company's 1993 Annual Report, the audited financial statements of the Company contained in the Company's 1993 annual report on Form 10K for the period ended December 31, 1993, the unaudited financial statements of the Company contained in the Company's quarterly report on Form 10-Q for the period ended September 30, 1994, the Company's 1994 Prospectus and any material change reports, reports on Form 8-K and press releases of the Company issued since June 21, 1994, at their respective dates, were true and correct in all material respects, contained no misrepresentation and were prepared in accordance with and complied with all securities laws, regulations, policy statements and rules applicable thereto;

          the audited financial statements of the Company as set forth in the Company's 1993 Annual Report were prepared in accordance with generally accepted accounting principles consistently applied throughout the periods covered thereby (after giving retroactive effect to any accounting changes described in the notes thereto) and accurately and fairly present the assets, liabilities (contingent or otherwise) and financial condition and position and the revenue, earnings, results of operations and changes in financial position of the Company as at such dates and during the periods covered thereby;

          the unaudited financial statements of the Company as set forth in the Company's quarterly report on Form 10-Q for the period ended September 30, 1994 were prepared in accordance with generally accepted accounting principles consistently applied throughout the periods covered thereby and, subject to year end adjustments, accurately and fairly present the assets, liabilities (contingent or otherwise) and financial condition and position and the revenue, earnings, results of operations and changes in financial position of the Company as at such dates and during the periods covered thereby;

          the authorized capital of the Company consists of an unlimited number of Common Shares and 20,000,000 Preference Shares without par value, of which 21,360,108 Common Shares and no Preference Shares are issued and outstanding on the date hereof as fully paid and non-assessable shares and such Common Shares are listed and posted for trading on the Stock Exchanges and, except for options currently outstanding to directors and employees of the Company to purchase Common Shares and outstanding common share purchase warrants under which an aggregate of 6,666,737 Common Shares may be issued, no person has any right, agreement or option, present or future, contingent or absolute, or any right capable of becoming a right, agreement or option, for the issue or allotment of any unissued shares in the capital of the Company or any other security convertible into or exchangeable or exercisable for any such shares or to require the Company to purchase, redeem or otherwise acquire any of the issued and outstanding Common Shares;

          the Company is not in breach or violation of or default under (and no event has occurred and is continuing which with the giving of notice or lapse of time or both would constitute an event of default under), and neither the execution and delivery by the Company of this Subscription Agreement or the Special Warrant Indenture, nor the consummation of the transactions contemplated hereby or thereby nor the due observance and performance by the Company of any of its covenants or obligations contained herein or therein conflicts or will conflict with, results or will result in a breach or violation of, or constitutes or will constitute a default (or any event which with the giving of notice or lapse of time or both would constitute an event of default) under, any of the terms or provisions of the constating documents of the Company or of any resolutions of the directors or shareholders of the Company, or of any of the terms or provisions of any agreement or instrument to which the Company is a party or by which the Company is bound or to which any of its properties or assets are subject or of any judgement, decree, order, law, rule or regulation by which the Company is bound or to which any of its properties or assets are subject, the effect of any of which breaches, violations, conflicts or defaults, singularly or in the aggregate, might materially adversely affect the financial condition, results of operations, business or prospects of the Company or would impair the ability of the Company to consummate the transactions contemplated hereby or to duly observe and perform any of its covenants or obligations contained in this Subscription Agreement or the Special Warrant Indenture;

          no investigation, litigation, administrative proceeding, arbitration or other proceeding before or of any court, tribunal, arbitrator or regulatory or other governmental body or dispute with any regulatory or other governmental body is presently in process, pending or to the knowledge of the Company, threatened against the Company, which, if determined adversely to the Company, might have a material adverse effect on the financial condition, results of operations, business or prospects of the Company or which would impair the ability of the Company to consummate the transactions contemplated hereby or to duly observe and perform any of its covenants or obligations contained in this Subscription Agreement or the Special Warrant Indenture;

          there has not occurred any adverse material change and there exists no adverse material fact, financial or otherwise, in the assets (including information or data relating to the estimated or book value of assets), liabilities (contingent or otherwise), business, affairs, ownership, management, operations, financial condition, capital or prospects of the Company since September 30, 1994 which has not been generally disclosed by way of appropriate filings (on a non-confidential basis) with applicable securities regulatory authorities;

          since September 30, 1994, except as has been generally disclosed by way of appropriate filings (on a non-confidential basis) with applicable securities regulatory authorities:

             there has not been any material change in the assets, liabilities
                              (contingent or otherwise), business, operations, financial condition or prospects of the Company;

             there has not been any material change in the capital or
                              indebtedness of the Company and the Company has not received or been informed that it will receive any demand for repayment of any such indebtedness;

             the financial position of the Company as at the date hereof is at least as good as that disclosed in the most recent balance sheet referred to in subparagraph (g) above, and there has not been and there is currently not contemplated any material revaluation of any assets or any write down or write up (except in the ordinary course of business and consistent with past practice) of the value of such assets or any cancellation of any debt or waiver or release of any rights or claims owed to or held by the Company (except for cancellations, waivers and releases in the ordinary course of business which in the aggregate are not material and the mutual limited release relating to that certain agreement or agreement in principle between the Company and Atlas Corporation dated May 31, 1994);

             there has not been any termination or amendment of, or any failure in any material respect to perform any obligations under, any material contract, lease or agreement, including, without limitation, the U.S. $4,000,000 Royalty Purchase Agreement between the Company and Repadre International Corporation dated on or before the Initial Closing Date, to which the Company is a party or by which the Company is bound;

             the Company has carried on its business and operated and maintained its assets in the ordinary course of business and consistent with past practice, has not entered into and does not currently contemplate entering into any material transaction not in the ordinary course of business and has not made any material capital expenditures or commitments for material capital expenditures; and

          the Series A Special Warrants, including the Purchaser's Special Warrants, may be sold and issued and the Underlying Common Shares relating thereto may be issued to Purchasers upon the exercise or deemed exercise of the Series A Special Warrants without the approval of the shareholders of the Company.

  Conditions of Closing.  THE OBLIGATIONS OF THE PURCHASER TO COMPLETE THE
  ---------------------
PURCHASE OF SPECIAL WARRANTS AS CONTEMPLATED HEREBY SHALL BE CONDITIONAL UPON THE FULFILMENT AT OR BEFORE THE CLOSING TIME OF EACH OF THE FOLLOWING CONDITIONS, EACH OF WHICH ARE FOR THE EXCLUSIVE BENEFIT OF AND MAY BE WAIVED IN WHOLE OR IN PART BY THE PURCHASER.


          all actions required to be taken by or on behalf of the Company, including the passing of all requisite resolutions of directors of the Company, shall have been taken so as to validly create, issue and sell the Special Warrants;

          the Company shall have made all necessary filings and obtained all necessary approvals, consents and acceptances of appropriate regulatory authorities (including the Stock Exchanges) in order to permit the Company to issue and sell the Special Warrants to the Purchaser as contemplated hereby, subject only to conditions as may be required by the Stock Exchanges which the Company will satisfy forthwith following Closing;

          the Underlying Shares shall have been conditionally accepted for listing on the Stock Exchanges, subject to the filing of usual documentation and payment of fees;

          the Special Warrant Indenture shall have been entered into by and be in effect between the Company and the Trustee;

          the Company shall have duly accepted this   Subscription Agreement;

          the Company shall have caused a favourable legal opinion, addressed to the Purchaser and the Agent and dated the Closing Date, and in form and content reasonably acceptable to the Purchaser and the Agent, to be delivered to the Purchaser and the Agent by the Company's counsel with respect to such matters as the Purchaser may reasonably request;

          the Company shall have delivered to the Purchaser and the Agent a certificate signed on behalf of the Company by any two senior officers of the Company as are acceptable to the Purchaser, addressed to the Purchaser and dated the Closing Date, and in a form reasonably satisfactory to the Purchaser, certifying that, to the best of the knowledge, information and belief of such officers, having made due inquiry:


               no order ceasing or suspending trading in any securities of the Company or prohibiting the sale of the Special Warrants or the issuance of the Underlying Shares is in effect (except for any such order based upon the activities or alleged activities of the Purchaser and not of the Company) and, to the knowledge of such officers, no proceedings for such purpose are pending or threatened;


             the representations and warranties of the Company contained in section 7 hereof are true and correct in all material respects as of the Closing Time as if such representations and warranties had been made at and as of the Closing Time;

             the Company has in all material respects complied with all of the covenants and satisfied all of the terms and conditions of this Subscription Agreement on its part to be complied with or satisfied at or prior to the Closing Time; and

             the Company is a reporting issuer for the purposes of the
                              securities legislation of the Provinces of British Columbia and Ontario and there is no material change in the affairs of the Company which presently requires disclosure under subsection 67(1) of the Securities Act (British Columbia) and no such disclosure has been made on a confidential basis;

          each of the Company and the Purchaser shall have executed and delivered to each other the mutual limited release in the form attached as Exhibit III hereto; and

          the Purchaser's Special Warrants shall be comprised of only Series A Special Warrants.

  Acceptance or Rejection.  THE COMPANY WILL HAVE THE RIGHT TO ACCEPT THIS OFFER
  -----------------------
AT ANY TIME PRIOR TO THE CLOSING TIME. NOTWITHSTANDING THE FOREGOING, THE PURCHASER ACKNOWLEDGES AND AGREES THAT THE ACCEPTANCE OF THIS OFFER WILL BE CONDITIONAL UPON THE SALE OF THE SPECIAL WARRANTS TO THE PURCHASER BEING EXEMPT FROM ANY PROSPECTUS OR OFFERING MEMORANDUM REQUIREMENTS OF ALL APPLICABLE SECURITIES LAWS. THE COMPANY WILL BE DEEMED TO HAVE ACCEPTED THIS

OFFER UPON THE DELIVERY AT THE CLOSING OF THE CERTIFICATE REPRESENTING THE PURCHASER'S SPECIAL WARRANTS OR UPON THE DIRECTION OF THE PURCHASER IN ACCORDANCE WITH THE PROVISIONS HEREOF.


  Information and Documents.  THE PURCHASER DELIVERS HEREWITH THREE COMPLETED
  -------------------------
AND ORIGINALLY EXECUTED COPIES OF THE PRIVATE PLACEMENT QUESTIONNAIRE AND UNDERTAKING ATTACHED AS EXHIBIT I HERETO AND THE ACCREDITED INVESTOR CONFIRMATION ATTACHED AS EXHIBIT II HERETO AND WILL, PROMPTLY UPON REQUEST BY THE COMPANY, PROVIDE THE COMPANY WITH SUCH INFORMATION AND EXECUTE AND DELIVER TO THE COMPANY SUCH ADDITIONAL UNDERTAKINGS, QUESTIONNAIRES AND OTHER DOCUMENTS AS MAY BE REQUIRED IN CONNECTION WITH THE ISSUE AND SALE OF THE SPECIAL WARRANTS AND THE FILING OF THE PROSPECTUSES. THE PURCHASER ACKNOWLEDGES AND AGREES THAT SUCH UNDERTAKINGS, QUESTIONNAIRES AND OTHER DOCUMENTS, WHEN EXECUTED AND DELIVERED BY THE PURCHASER, WILL FORM PART OF AND WILL BE INCORPORATED INTO THIS SUBSCRIPTION AGREEMENT WITH THE SAME EFFECT AS IF EACH CONSTITUTED A REPRESENTATION AND WARRANTY OR COVENANT OF THE PURCHASER HEREUNDER IN FAVOUR OF THE COMPANY. THE PURCHASER CONSENTS TO THE FILING OF SUCH DOCUMENTS AS MAY BE REQUIRED TO BE FILED WITH ANY STOCK EXCHANGE OR SECURITIES REGULATORY AUTHORITY IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED HEREBY.


  Purchaser's Representations and Warranties.   THE PURCHASER REPRESENTS AND
  ------------------------------------------
WARRANTS TO THE COMPANY, AS REPRESENTATIONS AND WARRANTIES THAT ARE TRUE AS OF THE DATE OF THIS OFFER AND WILL BE TRUE AS OF THE DATE OF THIS SUBSCRIPTION AGREEMENT AND AS OF THE CLOSING DATE, THAT:


          AUTHORIZATION AND EFFECTIVENESS.  If the Purchaser is a corporation,
          -------------------------------
          the Purchaser is a valid and subsisting corporation, has the necessary corporate capacity and authority to execute and deliver this offer and to observe and perform its covenants and obligations hereunder and has taken all necessary corporate action in respect thereof, or, if the Purchaser is a partnership, syndicate or other form of unincorporated organization, the Purchaser has the necessary legal capacity and authority to execute and deliver this offer and to observe and perform its covenants and obligations hereunder and has obtained all necessary approvals in respect thereof, and, in either case, upon acceptance by the Company, this offer constitutes a legal, valid and binding contract of the Purchaser enforceable against the Purchaser in accordance with its terms.

          RESIDENCE.  The Purchaser is a resident of the jurisdiction referred
          ---------
          to under "Name and Address of Purchaser" on page 20 hereof and is not a Canadian resident.

          PRIVATE PLACEMENT EXEMPTION.  The Purchaser understands that the
          ---------------------------
          Special Warrants and the Underlying Shares have not been and will not be registered under the U.S. Securities Act and that the sale of the Special Warrants to the Purchaser is being made in reliance on a private placement exemption to accredited investors.

          ACCREDITED INVESTOR.  The Purchaser is an "accredited investor" as
          -------------------
          defined in Rule 501(a) under the U.S. Securities Act and is acquiring the Special Warrants and the Underlying Shares in respect thereof as principal for its own account or for the account of an "accredited investor" as to which it exercises sole investment direction, and not with a view to any resale, distribution or other disposition of the Special Warrants or the Underlying Shares in respect thereof in violation of the United States securities laws.

          PURCHASING FOR OWN ACCOUNT.  The Purchaser is authorized to consummate
          --------------------------
          the purchase of the Special Warrants and is purchasing as principal for its own account Special Warrants having an aggregate purchase price of at least U.S. $500,000 or for one or more accounts as to which it exercises sole investment discretion and each such account is purchasing Special Warrants having such a minimum aggregate purchase price.

          RESALE.  The Purchaser agrees that if it decides to offer, sell, or
          ------
          otherwise transfer any of the Special Warrants or the Underlying Shares in respect thereof, it will not offer, sell or otherwise transfer any of such Special Warrants or Underlying Shares, directly or indirectly, unless:

             the sale is to the Company; or

             the sale is made outside the United States in compliance with the requirements of Rule 903 or Rule 904 of Regulation S under the U.S. Securities Act and in compliance with applicable local laws and regulations; or

             the sale is made pursuant to the exemption from registration under the U.S. Securities Act provided by Rule 144 thereunder, if available; or

             the Special Warrants or the Underlying Shares in respect thereof, as the case may be, are sold in a transaction that does not require registration under the U.S. Securities Act or any applicable United States state laws and regulations governing the offer and sale of securities, and it has prior to such transaction furnished to the Company an opinion of counsel to that effect from counsel of recognized standing.

          LEGEND.  The Purchaser understands and acknowledges that upon the
          ------
          original issuance thereof, and until such time as the same is no longer required under applicable requirements of the U.S. Securities Act or applicable state laws, the certificates representing the Special Warrants, and all certificates issued in exchange therefor or in substitution thereof, including certificates representing the Underlying Shares in respect thereof, shall bear the following legend:

                 "THE SECURITIES REPRESENTED HEREBY HAVE NOT  BEEN REGISTERED
               UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT,
               (C) PURSUANT TO THE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, OR
               (D) IN COMPLIANCE WITH CERTAIN OTHER PROCEDURES SATISFACTORY TO THE COMPANY. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA. A NEW CERTIFICATE, BEARING NO LEGEND, DELIVERY OF WHICH WILL CONSTITUTE "GOOD DELIVERY" MAY BE OBTAINED FROM MONTREAL TRUST COMPANY OF CANADA UPON DELIVERY OF THIS CERTIFICATE AND A DULY EXECUTED DECLARATION, IN A FORM SATISFACTORY TO MONTREAL TRUST COMPANY OF CANADA AND THE COMPANY, TO THE EFFECT THAT THE SALE OF THE SECURITIES REPRESENTED HEREBY IS BEING MADE IN COMPLIANCE WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT";

            provided, that if the Special Warrants or the Underlying Shares in
            --------
          respect thereof, as the case may be, are being sold under subparagraph
          (f)(ii) above, the legend may be removed by providing to the Company an opinion of counsel of recognized standing reasonably satisfactory to, and at the expense of, the Company to the effect that such resale qualifies under Rule 903 or Rule 904 of Regulation S and providing a declaration to Montreal Trust Company of Canada as registrar and transfer agent, to the following effect (or as the Company may prescribe from time to time):

                 "The undersigned (A) acknowledges that the sale of the
               securities, to which this declaration relates is being made in reliance on Rule 903 or Rule 904 of Regulation S under the United States Securities Act of 1933 (the "Securities Act") and (B) certifies that, (1) he is not an affiliate of the Company, (2) the offer of such securities was not made to a person in the United States and either (a) at the time the buy order was originated, the buyer was outside the United States, or the seller and any person acting on its behalf reasonably believed that the buyer was outside the United States or (b) the transaction was executed on or through the facilities of The Toronto Stock Exchange and neither the seller nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States and (3) neither the seller nor any person acting on its behalf engaged in any directed selling efforts in connection with the offer and sale of such securities. Terms used herein have the meanings given to them by Regulation S."

            and provided, that if any such Special Warrants or Underlying Shares
                --------
          are being sold under subparagraph (f)(iii) above, the legend may be removed by delivery to Montreal Trust Company of Canada of an opinion of counsel of recognized standing reasonably satisfactory to, and at the expense of, the Company, that such legend is no longer required under the applicable requirements of the U.S. Securities Act or state securities laws.

          NOTATION.  The Purchaser consents to the Company making a notation on
          --------
          its records or giving instructions to any transfer agent of the Special Warrants or the Underlying Shares in order to implement the restrictions on transfer set forth and described herein.

          ABSENCE OF OFFERING MEMORANDUM.  The offering and sale of the
          ------------------------------
          Purchaser's Special Warrants to the Purchaser were not, so far as the Purchaser is aware, made through an advertisement of the Special Warrants in printed media of general and regular paid circulation, radio or television or any other form of advertisement and, except for this Subscription Agreement, the only documents, if any, delivered or otherwise furnished to the Purchaser in connection with such offering and sale were the annual or interim reports and other documents the contents of which are prescribed by statute or regulation and generally available research reports, memoranda and other materials concerning the Company prepared by others, which documents the Purchaser acknowledges do not, individually or collectively, constitute an offering memorandum or similar document (including an offering memorandum as such term is defined in section 32(1) of the Regulation to the Securities Act (Ontario)). The Purchaser acknowledges and agrees that the Company and the Agent take no responsibility for the accuracy or completeness of the information contained in any such research reports, memoranda or other materials concerning the Company which have not been issued by the Company.

          NO UNDISCLOSED INFORMATION.  The Purchaser's Special Warrants are not
          --------------------------
          being purchased by the Purchaser as a result of any material information concerning the Company that has not been publicly disclosed and the Purchaser's decision to tender this offer and acquire the Special Warrants has not been made as a result of any verbal or written representation as to fact or otherwise made by or on behalf of the Company or any other person and is based entirely upon currently available public information concerning the Company.

          INVESTMENT SUITABILITY.  The Purchaser has such knowledge and
          ----------------------
          experience in financial and business affairs as to be capable of evaluating the merits and risks of the investment hereunder in the Special Warrants (and the Underlying Shares in respect thereof) and is able to bear the economic risk of loss of such investment.

          BRITISH COLUMBIA TRADES.  The Purchaser understands and acknowledges
          -----------------------
          that, with respect to any trade of Special Warrants or Underlying Shares acquired pursuant to a trade which occurs in British Columbia, if (i) the Purchaser trades any of the Special Warrants, or (ii) exercises its right to be issued Underlying Shares pursuant to the terms of the Special Warrants prior to the issuance of a receipt for a Final Prospectus qualifying the Underlying Shares for issuance and then trades any Underlying Shares so acquired, then, in either case, the Purchaser must file a report in the form attached to British Columbia Securities Commission Blanket Order #88/5, a copy of which may be obtained from the Company, within 10 days of the initial trade of such securities, but where the Purchaser has so filed such report, the Purchaser is not required to file a further report in respect of additional trades of Special Warrants or Underlying Shares acquired on the same date as the security which is the subject of the initial report.

     No Investigation by Agent.  THE PURCHASER ACKNOWLEDGES AND AGREES THAT THE
     -------------------------
AGENT ASSUMES NO RESPONSIBILITY OR LIABILITY OF ANY AGENT WHATSOEVER FOR THE ACCURACY OR ADEQUACY OF ANY PUBLICLY AVAILABLE INFORMATION CONCERNING THE COMPANY OR AS TO WHETHER ALL INFORMATION CONCERNING THE COMPANY REQUIRED TO BE DISCLOSED BY IT HAS BEEN GENERALLY DISCLOSED. THE PURCHASER FURTHER ACKNOWLEDGES AND AGREES THAT THE AGENT HAS NOT ENGAGED IN OR CONDUCTED ANY INDEPENDENT INVESTIGATION WITH RESPECT TO THE COMPANY OR ANY SUCH INFORMATION.


     Additional Resale Restrictions.  THE PURCHASER UNDERSTANDS AND ACKNOWLEDGES
     ------------------------------
THAT THE PURCHASER'S SPECIAL WARRANTS (AND, IF THE SPECIAL WARRANTS ARE EXERCISED OR DEEMED TO BE EXERCISED BEFORE THE QUALIFICATION DATE, THE UNDERLYING SHARES ISSUED UPON SUCH EXERCISE OR DEEMED EXERCISE)

WILL BE SUBJECT TO CERTAIN RESALE RESTRICTIONS UNDER APPLICABLE SECURITIES LAWS AND THE PRIVATE PLACEMENT QUESTIONNAIRE AND UNDERTAKING ATTACHED AS EXHIBIT I HERETO, AND THE PURCHASER AGREES TO COMPLY WITH SUCH RESTRICTIONS. THE PURCHASER ALSO ACKNOWLEDGES AND UNDERSTANDS THAT IT SHOULD CONSULT ITS OWN LEGAL ADVISORS WITH RESPECT TO APPLICABLE RESALE RESTRICTIONS AND THAT IT IS SOLELY RESPONSIBLE (AND THAT THE COMPANY IS NOT IN ANY MANNER RESPONSIBLE) FOR COMPLYING WITH SUCH RESTRICTIONS.


     No Revocation.  THE PURCHASER AGREES THAT THIS OFFER IS MADE FOR VALUABLE
     -------------
CONSIDERATION AND MAY NOT BE WITHDRAWN, CANCELLED, TERMINATED OR REVOKED BY THE PURCHASER.


     Modification.  NEITHER THIS  SUBSCRIPTION AGREEMENT NOR ANY PROVISION
     ------------
HEREOF SHALL BE MODIFIED, CHANGED, DISCHARGED OR TERMINATED EXCEPT BY AN INSTRUMENT IN WRITING SIGNED BY THE PARTY AGAINST WHOM ANY WAIVER, CHANGE, DISCHARGE OR TERMINATION IS SOUGHT.


     Contractual Right of Action for Rescission.  BY ITS ACCEPTANCE OF THIS
     ------------------------------------------
OFFER, THE COMPANY AGREES TO PROVIDE A RIGHT OF RESCISSION AS HEREINAFTER SET FORTH, WHICH RIGHT SHALL BE EXERCISABLE BY THE PURCHASER AND ANY SUBSEQUENT HOLDERS FROM TIME TO TIME OF THE PURCHASER'S SPECIAL WARRANTS:


            In the event that any holder of Special Warrants who acquires Underlying Shares upon the exercise or deemed exercise of his Special Warrants is or becomes entitled under applicable securities legislation to the remedy of rescission by reason of the Final Prospectus or any amendment thereto containing a misrepresentation, such holder shall be entitled to rescission not only of such holder's exercise of such Special Warrants but also of the purchase of such Special Warrants hereunder, and shall be entitled in connection with such rescission to a full refund of all consideration paid to the Company on the acquisition of such Special Warrants. In the event such holder is a permitted assignee of the interest of the original Purchaser of such Special Warrants, such permitted assignee shall be entitled to exercise the rights of rescission and refund granted hereunder as if such permitted assignee were such original Purchaser. The foregoing is in addition to any other right or remedy available to a holder of the Special Warrants under section 114 of the Securities Act (British Columbia), section 130 of the Securities Act (Ontario) or a corresponding provision of other securities legislation or otherwise at law.

     Waiver of Rights of Withdrawal.  THE PURCHASER EXPRESSLY WAIVES AND
     ------------------------------
RELEASES THE COMPANY FROM ALL RIGHTS OF WITHDRAWAL TO WHICH IT MIGHT OTHERWISE BE ENTITLED PURSUANT TO SECTION 66(3) OF THE SECURITIES ACT (BRITISH COLUMBIA),
SECTION 71(2) OF THE SECURITIES ACT (ONTARIO) OR A CORRESPONDING PROVISION OF OTHER SECURITIES LEGISLATION.


     Authority of Agent.  THE PURCHASER HEREBY IRREVOCABLY AUTHORIZES THE AGENT,
     ------------------
IN ITS SOLE DISCRETION:


          to act as the Purchaser's representative at Closing, to receive certificates for Special Warrants subscribed for and to execute in its name and on its behalf all closing receipts and documents required; and

          to approve the Special Warrant Indenture in accordance with section 4(g) hereof, any related documents and any opinions, certificates and other documents addressed to the Purchaser.

     Assignment.  THIS  SUBSCRIPTION AGREEMENT AND ANY INTEREST HEREIN OR ANY OF
     ----------
THE RIGHTS ARISING HEREUNDER MAY BE ASSIGNED ONLY TOGETHER WITH A TRANSFER OF THE SPECIAL WARRANTS PURCHASED HEREUNDER AND IN ACCORDANCE WITH APPLICABLE SECURITIES LAWS AND THE RULES OF THE STOCK EXCHANGES, AND PROVIDED THAT IF THE ASSIGNEE RESIDES IN CANADA THAT HE RESIDES IN ONE OF THE QUALIFYING JURISDICTIONS AND THE ASSIGNEE AGREES TO BE BOUND BY THE TERMS AND CONDITIONS OF THIS SUBSCRIPTION AGREEMENT BY COMPLETING AND EXECUTING THE APPLICABLE FORM OF TRANSFER WHICH WILL BE ATTACHED TO THE CERTIFICATE REPRESENTING THE SPECIAL WARRANTS AND DELIVERING IT TO THE COMPANY OR THE TRUSTEE.


     Miscellaneous.  THE AGREEMENT RESULTING FROM THE ACCEPTANCE OF THIS OFFER
     -------------
BY THE COMPANY CONTAINS THE WHOLE AGREEMENT BETWEEN THE COMPANY AND THE PURCHASER IN RESPECT OF THE SUBJECT MATTERS HEREOF AND THERE ARE NO WARRANTIES, REPRESENTATIONS, TERMS, CONDITIONS OR COLLATERAL AGREEMENTS, EXPRESS, IMPLIED OR STATUTORY, OTHER THAN AS EXPRESSLY PROVIDED FOR HEREIN AND IN ANY AMENDMENTS HERETO. ALL REPRESENTATIONS, WARRANTIES, AGREEMENTS AND COVENANTS MADE OR DEEMED TO BE MADE BY THE PURCHASER HEREIN WILL SURVIVE THE EXECUTION AND DELIVERY, AND ACCEPTANCE, OF THIS OFFER AND THE CLOSING.

TIME SHALL BE OF THE ESSENCE OF THIS SUBSCRIPTION AGREEMENT. THIS SUBSCRIPTION AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER WILL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAWS OF THE PROVINCE OF BRITISH COLUMBIA. THIS SUBSCRIPTION AGREEMENT MAY BE EXECUTED IN ANY NUMBER OF COUNTERPARTS, EACH OF WHICH WHEN DELIVERED, EITHER IN ORIGINAL OR FACSIMILE FORM, SHALL BE DEEMED TO BE AN ORIGINAL AND ALL OF WHICH TOGETHER SHALL CONSTITUTE ONE AND THE SAME DOCUMENT.


     Reliance on Facsimile.  THE COMPANY SHALL BE ENTITLED TO RELY ON DELIVERY
     ---------------------
OF A FACSIMILE COPY OF THIS   SUBSCRIPTION AGREEMENT, AND ACCEPTANCE BY THE
COMPANY OF A FACSIMILE COPY OF THIS SUBSCRIPTION AGREEMENT SHALL CREATE A LEGAL, VALID AND BINDING AGREEMENT BETWEEN THE PURCHASER AND THE COMPANY IN ACCORDANCE WITH THE TERMS HEREOF.


     Language.  THE PURCHASER ACKNOWLEDGES ITS CONSENT AND REQUEST AND THE
     --------
PARTIES HERETO AGREE THAT ALL DOCUMENTS EVIDENCING OR RELATING IN ANY WAY TO ITS PURCHASE OF SPECIAL WARRANTS BE DRAWN UP IN THE ENGLISH LANGUAGE ONLY. NOUS RECONNAISSONS PAR LES PRESENTES AVOIR CONSENTI ET DEMANDE QUE TOUS LES DOCUMENTS FAISANT FOI OU SE RAPPORTANT DE QUELQUE MANIERE A NOTRE ACHAT SOIENT REDIGES EN ANGLAIS SEULEMENT.


          IN WITNESS WHEREOF the undersigned executes and agrees to be bound by this Subscription Agreement by executing the Signature Page and Registration and Delivery Instructions attached as page 20 hereto on the date therein indicated.

NOTE: PURCHASER MUST EXECUTE AND COMPLETE ATTACHED SIGNATURE PAGE AND REGISTRATION AND DELIVERY INSTRUCTIONS

                                 A C C E P T A N C E

     The foregoing is acknowledged, accepted and agreed to this ____ day of ____________, 1995.

                                    DAKOTA MINING CORPORATION


                                    Per:
                                    _________________________________________
                                    Title:

                                 SIGNATURE PAGE AND
                                 REGISTRATION AND DELIVERY INSTRUCTIONS
                                 --------------------------------------
                                 (PURCHASER TO COMPLETE)

ISSUER:  Dakota Mining Corporation     ISSUE:  Special Warrants exchangeable for
                                         Common Shares.


TOTAL PURCHASE PRICE     U.S.          $____________
FOR SPECIAL WARRANTS:

SIGNATURE OF PURCHASER:  ________________                    Dated ______, 1995
                         Name of Purchaser

                         Per:
                         Title:

NAME AND ADDRESS OF PURCHASER:
Name:  _______________________________                       Address:

________________________________                             ______________
                                                             (Street Address)
                                                             ______________
                                                             (State)
                                                             ______________
                                                             (Postal Code)

REGISTRATION INSTRUCTIONS:  If other
 than in the name of the Purchaser:

Name:  ________________________________                      Address:

________________________________                             ______________
                                                             (Street Address)

                                                             ______________
                                                             (State)

                                                             ______________
                                                             (Postal Code)

DELIVERY INSTRUCTIONS:  If other than
 to the Purchaser at its address above:

Name:
______________________________
Contact Name

_______________________________
Address

_______________________________
(Street Address)

_______________________________
(State)

_______________________________
(Postal Code)

Telephone No.: ________________________

                                                                       EXHIBIT I

                          THE TORONTO STOCK EXCHANGE

                PRIVATE PLACEMENT QUESTIONNAIRE AND UNDERTAKING

To be completed by each proposed private placement purchaser of listed securities or securities which are convertible into listed securities.

                                 QUESTIONNAIRE


1.        DESCRIPTION OF TRANSACTION

     (a)  Name of Issuer of the Securities

               DAKOTA MINING CORPORATION

     (b) Number and Class of Securities to be Purchased

               __________ Special Warrants

     (c)  Purchase Price

               Aggregate of U.S.  $___________

2.        DETAILS OF PURCHASER

     (a)  Name of Purchaser



     (b)  Address





     (c) Names and addresses of persons having a greater than 10% beneficial interest in the Purchaser






3.   RELATIONSHIP TO ISSUER

     (a) Is the Purchaser (or any person named in response to 2(c) above) an insider of the Issuer for the purposes of the Ontario Securities Act (before giving effect to this private placement)? If so, state the capacity in which the Purchaser (or person named in response to 2(c)) qualifies as an insider.






     (b) If the answer to (a) is "no", are the Purchaser and the Issuer controlled by the same person or company? If so, give details.





4.   DEALINGS OF PURCHASER IN SECURITIES OF THE ISSUER

          Give details of all trading by the Purchaser, as principal, in the securities of the Issuer (other than debt securities which are not convertible into equity securities), directly or indirectly, within the 60 days preceding the date hereof.


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                                 UNDERTAKING



TO:          The Toronto Stock Exchange

The undersigned has subscribed for and agreed to purchase, as principal, the securities described in Item 1 of this Private Placement Questionnaire and Undertaking.

The undersigned undertakes not to sell or otherwise dispose of any of the said securities so purchased or any securities derived therefrom for the period that ends on the earlier of:

     (a) six months from the date of the closing of the transaction herein or for such period as is prescribed by applicable securities legislation, whichever is longer, and

     (b) the date that a receipt for a final prospectus relating to the said securities or securities derived therefrom has been issued by the Ontario Securities Commission,

without the prior consent of The Toronto Stock Exchange and any other regulatory body having jurisdiction.

Dated at ____________________, this _____ day of  _____________, 1995.



                              (Name of Purchaser - please print)


                                (Authorized Signature)


                                (Official Capacity - please print)


                                (please print here name of individual whose
                              signature appears above, if different from name of Purchaser printed above)

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                                                                      EXHIBIT II

                       ACCREDITED INVESTOR CONFIRMATION

The Purchaser hereby certifies that the Purchaser, or the investor on whose behalf it exercises sole investment discretion, qualifies as an accredited investor under Rule 501(a) by reason of its inclusion in one or more of the following categories (check one or more boxes, as appropriate):

_______ any bank as defined in section 3(a)(2) of the Securities Act of 1933, as amended (the "Act"), or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; any insurance company as defined in section 2(13) of the Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $500,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

_______ any private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940;

_______ any organization described in section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered hereby, with total assets in excess of $5,000,000;

_______ any director, executive officer or general partner of Dakota Mining Corporation;

_______ any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000;

_______ any natural person who had individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectations of reaching that same income level in the current year;

_______ any trust, with total assets in excess of $5,000,000 not formed for the specific purpose of acquiring the securities offered hereby, whose purchase is directed by a sophisticated person as described in section 506(b)(2)(ii) of Regulation D promulgated under the Act; or

_______ any entity in which all of the equity owners qualify as accredited investors under at least one of the foregoing categories.

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                                                            EXHIBIT III


                            MUTUAL LIMITED RELEASE
                            ----------------------


          For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Dakota Mining Corporation, a Canadian corporation ("Dakota") and Atlas Corporation, a Delaware corporation ("Atlas"), on behalf of themselves and their respective successors, assigns, affiliates, subsidiaries, officers, directors, employees, agents, and anyone acting on behalf of, by, or through them, release the other, their respective successors, assigns, affiliates, subsidiaries, officers, directors, employees, agents, and anyone acting on behalf of, by, or through them, of and from any and all actions, causes of actions, liability, debts, obligations, claims or demands arising out of, or relating to, directly or indirectly, that certain agreement or agreement in principle, dated May 31, 1994, between the parties hereto, including without limitation their respective performance thereof and any breach or claimed breach of said agreement previously asserted by either of them.

          It is expressly agreed that nothing herein contained shall be construed or deemed to be an admission of liability on the part of either party to this Mutual Limited Release.

                                 IN WITNESS WHEREOF, this Mutual Limited Release
has been executed on the dates written below.


                                   DAKOTA MINING CORPORATION, a Canadian
                                   corporation


Date:  ___________________________ By:  __________________________________
                                        Name:
                                        Title:


                                   ATLAS CORPORATION, a Delaware corporation


Date:  ___________________________ By:  __________________________________
                                        Name:
                                        Title:


(seal)


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